                                                                    Exhibit 99.1


                               2724 Harts Run Road
                           Allison Park, PA 15101-1437


                            P R E S S   R E L E A S E

Release Date:                                    For Further Information:
-------------                                    ------------------------
February 4, 2004                                 Edwin R. Maus, President/CEO
                                                 412-487-7404 Ext. 303
                                                 email - ermaus@laurelsb.com
                                                          or
                                                 John A. Howard, Jr., SVP/CFO
                                                 412-487-7404 Ext. 311
                                                 email - jhoward@laurelsb.com


                         LAUREL CAPITAL GROUP ANNOUNCES
                             SECOND QUARTER RESULTS

ALLISON PARK, PA - February 4, 2004 --Laurel Capital Group, Inc. (NASDAQ: LARL) today announced consolidated net income for the second quarter ended December 31, 2003 of $353,000 or $.18 per diluted share, a decrease of 50.3% compared to $710,000 or $.36 per diluted share for the same quarter in the prior fiscal year. The decrease in earnings was primarily the result of a continuing compressed interest margin and increased operating expenses, primarily attributable to increased expenses incurred as the result of the acquisition of SFSB Holding Company on March 28, 2003, partially offset by an increase in other income and a decrease in income taxes.

For the six-month period ended December 31, 2003, the Company recorded consolidated net income of $823,000 or $.42 per diluted share, a decrease of 41.7% compared to consolidated net income of $1,412,000 or $.71 per diluted share for the six months ended December 31, 2002. The decrease in earnings for the six-month period was the result of a decrease in net interest income, and increased operating expenses, partially offset by an increase in other income and a decrease in income taxes.

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




At December 31, 2003, Laurel Capital Group, Inc., had total assets of $302.7 million, loans receivable of $160.0 million and total deposits of $248.8 million. Stockholders' equity amounted to $27.1 million or $14.42 per share at December 31, 2003, and $27.7 million or $14.71 per share at June 30, 2003. The decrease in stockholders' equity at December 31, 2003 compared to June 30, 2003 was primarily due to the completion of the Company's fifth stock repurchase program.

Laurel Capital Group, Inc., headquartered in Allison Park, Pennsylvania, is the holding company for Laurel Savings Bank. Laurel Savings Bank is a 116-year-old, Pennsylvania-chartered, FDIC-insured savings bank with eight full-service offices located in Allegheny and Butler counties offering a wide variety of financial services and products to customers throughout the Pittsburgh metropolitan area.

The Company's filings with the Securities and Exchange Commission are available electronically on the Internet and can be found at www.sec.gov/edgar/searchedgar/webusers.htm.

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.


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             LAUREL CAPITAL GROUP, INC.                           PAGE 1 OF 2
 logo        SELECTED CONSOLIDATED FINANCIAL DATA
             DECEMBER 31, 2003

                                                           YEAR-TO-DATE                        FISCAL 2004
                                                 --------------------------------    ---------------------------------
(Dollars in thousands, except per share data)     AT OR FOR THE SIX MONTHS ENDED:    AT OR FOR THE THREE MONTHS ENDED:
                                                 --------------------------------    ---------------------------------
Unaudited                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     SEPTEMBER 30,
                                                          2003              2002              2003              2003
                                                    ----------        ----------        ----------        ----------
EARNINGS
Interest Income                                     $    6,635        $    7,749        $    3,168        $    3,467
Interest Expense                                         3,232             4,057             1,532             1,700
                                                    ----------        ----------        ----------        ----------
   Net Interest Income Before Provision for
      Loan Losses                                        3,403             3,692             1,636             1,767
Provision for Loan Losses                                    6                 6                 3                 3
                                                    ----------        ----------        ----------        ----------

   Net Interest Income after Provision for
      Loan Losses                                        3,397             3,686             1,633             1,764

Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                      13                 4                13                 0
Gain on Sale of Loans Held for Sale                          7                 7                 1                 6
Other Income                                               758               439               344               414
Operating Expenses                                       3,093             2,074             1,583             1,510
                                                    ----------        ----------        ----------        ----------

Income before Income Taxes                               1,082             2,062               408               674

Provision for Income Taxes                                 259               650                55               204
                                                    ----------        ----------        ----------        ----------

Net Income                                          $      823        $    1,412        $      353        $      470
                                                    ==========        ==========        ==========        ==========

PROFITABILITY RATIOS (ANNUALIZED)
Return on Average Assets                                  0.53%             1.02%             0.46%             0.60%
Return on Average Stockholders' Equity                    6.04%            10.51%             5.20%             6.85%
Yield on Interest-Earning Assets                          4.61%             5.77%             4.52%             4.64%
Cost of Interest-Bearing Liabilities                      2.42%             3.47%             2.37%             2.48%
Average Interest Rate Spread                              2.19%             2.30%             2.15%             2.16%
Net Interest Margin                                       2.36%             2.75%             2.34%             2.36%
Operating Expenses to Average Assets                      1.99%             1.50%             2.08%             2.53%
Efficiency Ratio (1)                                     74.29%            49.94%            79.86%            69.23%

PER COMMON SHARE DATA
Shares Outstanding                                   1,879,354         1,877,092         1,879,354         1,885,410
Average Shares Outstanding-Basic                     1,881,017         1,879,955         1,879,262         1,883,871
Average Shares Outstanding-Diluted                   1,981,734         1,985,669         1,974,863         1,985,873
Earnings Per Share -Basic                           $     0.44        $     0.75        $     0.19        $     0.25
Earnings Per Share -Diluted                         $     0.42        $     0.71        $     0.18        $     0.24
Cash Dividends Paid                                 $     0.40        $     0.38        $     0.20        $     0.20
Book Value (period end)                             $    14.42        $    14.49        $    14.42        $    14.59
Market Value (period end closing sales price)       $   24.750        $   19.220        $   24.750        $   20.690



                                                                           FISCAL 2003
                                                  ----------------------------------------------------------------
(Dollars in thousands, except per share data)                     AT OR FOR THE THREE MONTHS ENDED:
                                                  ----------------------------------------------------------------
Unaudited                                           JUNE 30,         MARCH 31,      DECEMBER 31,     SEPTEMBER 30,
                                                        2003              2003              2002              2002
                                                  ----------        ----------        ----------        ----------
EARNINGS
Interest Income                                   $    3,884        $    3,564        $    3,787        $    3,962
Interest Expense                                       1,818             1,776             1,956             2,101
                                                  ----------        ----------        ----------        ----------
   Net Interest Income Before Provision for
      Loan Losses                                      2,066             1,788             1,831             1,861
Provision for Loan Losses                                  3                 3                 3                 3
                                                  ----------        ----------        ----------        ----------

   Net Interest Income after Provision for
      Loan Losses                                      2,063             1,785             1,828             1,858

Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                     0                 0                 0                 4
Gain on Sale of Loans Held for Sale                        4                 0                 2                 5
Other Income                                             267               203               237               202
Operating Expenses                                     1,541             1,183             1,029             1,045
                                                  ----------        ----------        ----------        ----------

Income before Income Taxes                               793               805             1,038             1,024

Provision for Income Taxes                               237               238               328               322
                                                  ----------        ----------        ----------        ----------

Net Income                                        $      556        $      567        $      710        $      702
                                                  ==========        ==========        ==========        ==========

PROFITABILITY RATIOS (ANNUALIZED)
Return on Average Assets                                0.72%             0.83%             1.04%             1.01%
Return on Average Stockholders' Equity                  8.04%             8.29%            10.51%            10.49%
Yield on Interest-Earning Assets                        5.11%             5.47%             5.71%             5.84%
Cost of Interest-Bearing Liabilities                    2.71%             3.16%             3.38%             3.57%
Average Interest Rate Spread                            2.40%             2.31%             2.33%             2.27%
Net Interest Margin                                     2.72%             2.72%             2.76%             2.73%
Operating Expenses to Average Assets                    1.99%             1.73%             1.50%             1.50%
Efficiency Ratio (1)                                   65.20%            59.37%            49.42%            50.46%

PER COMMON SHARE DATA
Shares Outstanding                                 1,882,231         1,882,664         1,877,092         1,883,837
Average Shares Outstanding-Basic                   1,881,398         1,881,271         1,878,552         1,882,328
Average Shares Outstanding-Diluted                 1,978,759         1,976,353         1,981,252         1,990,999
Earnings Per Share -Basic                         $     0.30        $     0.30        $     0.38        $     0.37
Earnings Per Share -Diluted                       $     0.28        $     0.29        $     0.36        $     0.35
Cash Dividends Paid                               $     0.19        $     0.19        $     0.19        $     0.19
Book Value (period end)                           $    14.71        $    14.55        $    14.49        $    14.39
Market Value (period end closing sales price)     $   21.240        $   19.010        $   19.220        $   19.750


(1) Total operating expenses (excluding net income or (loss) on other real estate owned) divided by total operating income (excluding gains on sale of assets available for sale).

As a result of rounding, the sum of quarterly amounts may not equal the year-to-date amounts.


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



           LAUREL CAPITAL GROUP, INC.                             PAGE 2 OF 2
logo       SELECTED CONSOLIDATED FINANCIAL DATA
           DECEMBER 31, 2003

(DOLLARS IN THOUSANDS)                            FISCAL 2004                                   FISCAL 2003
                                          ---------------------------      ------------------------------------------------------
(Unaudited)                               DECEMBER 31,  SEPTEMBER 30,       JUNE 30,      MARCH 31,   DECEMBER 31,  SEPTEMBER 30,
                                                  2003           2003           2003           2003           2002           2002
                                          ------------  -------------      ---------      ---------   ------------  -------------
BALANCE SHEET DATA (AS OF)
Total Assets                                 $ 302,725      $ 307,278      $ 322,783      $ 316,755      $ 271,146      $ 276,414

Mortgage Loans                                 118,205        114,799        133,518        143,151        133,499        140,174
Commercial and Other Loans                       2,254          3,012          3,012          1,052          1,904          2,030
Consumer Loans                                  39,551         40,172         44,672         42,968         35,074         34,900
                                             ---------      ---------      ---------      ---------      ---------      ---------
Total Loans Receivable, Net                    160,010        157,983        181,202        187,171        170,477        177,104

Cash and Investment Securities                 113,575        120,175        109,168         99,668         85,594         85,169
Mortgage-Backed Securities                      10,640         10,397         13,505         16,031          9,927          9,612
Savings Deposits                               248,803        251,236        265,580        259,388        218,761        224,092
FHLB Advances                                   21,612         24,632         24,672         24,713         21,618         21,619
Stockholders' Equity                            27,145         27,509         27,684         27,385         27,202         27,113

ASSET QUALITY (AS OF)
Non-Performing Loans                         $   1,595      $   1,142      $     956      $     953      $     149      $     275
Non-Performing Assets                            1,608          1,157            956          1,083            304            404
Allowance for Loan Losses                        1,984          2,005          2,006          2,014          1,794          1,791
Net Loan Charge-Offs (Recoveries)                   28              4             18              8             15             15
Non-Performing Loans to Total Loans, Net          1.00%          0.72%          0.53%          0.51%          0.09%          0.16%
Allowance for Loan Losses/
   Total Loans                                    1.24%          1.27%          1.11%          1.08%          1.05%          1.01%
Allowance for Loan Losses/
   Non-Performing Loans                         124.39%        175.57%        209.83%        211.33%       1204.03%        651.27%
Net Loan Charge-Offs (Recoveries)/Avg
   Loans (Annualized)                           0.0170%        0.0023%        0.0103%        0.0062%        0.0086%        0.0084%

RATIOS (AS OF)
Dividend Payout Ratio                            95.24%         83.33%         59.38%         57.00%         53.52%         54.29%
Average Equity to Average Assets                  8.77%          8.68%          9.52%          9.82%          9.74%          9.63%
Core Capital - Tier I                             7.63%          7.22%          7.51%          8.45%          9.57%          9.31%
Risk-Based Capital -Tier I                       15.39%         14.82%         13.82%         11.65%         18.68%         17.73%
Risk-Based Capital -Tier II                      16.69%         16.08%         15.04%         12.69%         19.98%         18.97%
Leverage Multiple (2)                           11.15x         11.17x         11.66x         11.57x          9.97x         10.19x

OTHER DATA (AS OF)
Shareholders of Record                             393            395            401            402            406            410
Number of Full-Service Banking Offices               8              8              8              8              6              6



(DOLLARS IN THOUSANDS)                             FISCAL 2002
                                             -------------------------
(Unaudited)                                   JUNE 30,       MARCH 31,
                                                  2002            2002
                                             ---------       ---------
BALANCE SHEET DATA (AS OF)
Total Assets                                 $ 278,061       $ 260,568

Mortgage Loans                                 144,104         144,304
Commercial and Other Loans                       1,560           1,662
Consumer Loans                                  34,461          32,762
                                             ---------       ---------
Total Loans Receivable, Net                    180,125         178,728

Cash and Investment Securities                  84,928          68,635
Mortgage-Backed Securities                       8,038           7,940
Savings Deposits                               225,419         206,922
FHLB Advances                                   21,620          21,622
Stockholders' Equity                            26,553          26,600

ASSET QUALITY (AS OF)
Non-Performing Loans                         $     196       $     193
Non-Performing Assets                              327             378
Allowance for Loan Losses                        1,803           1,789
Net Loan Charge-Offs (Recoveries)                  (27)            (17)
Non-Performing Loans to Total Loans, Net          0.11%           0.11%
Allowance for Loan Losses/
   Total Loans                                    1.00%           1.00%
Allowance for Loan Losses/
   Non-Performing Loans                         919.90%         926.94%
Net Loan Charge-Offs (Recoveries)/Avg
   Loans (Annualized)                          (0.0153%)       (0.0097%)

RATIOS (AS OF)
Dividend Payout Ratio                            47.68%          47.79%
Average Equity to Average Assets                 10.24%          10.34%
Core Capital - Tier I                             9.49%          10.03%
Risk-Based Capital -Tier I                       17.97%          17.99%
Risk-Based Capital -Tier II                      19.29%          19.31%
Leverage Multiple (2)                           10.47x           9.80x

OTHER DATA (AS OF)
Shareholders of Record                             412             415
Number of Full-Service Banking Offices               6               6



(2)  Assets divided by stockholders equity.


                                     #####